                                                                     EXHIBIT 4.1

           [SPECIMEN STOCK CERTIFICATE OF DATA CRITICAL CORPORATION]

  COMMON STOCK                                               COMMON STOCK

    NUMBER                                                      SHARES
DCC                        [LOGO OF DATA CRITICAL]


THIS CERTIFICATE IS      INCORPORATED UNDER THE LAWS       SEE REVERSE FOR
TRANSFERABLE IN           OF THE STATE OF DELAWARE         CERTAIN DEFINITIONS
RIDGEFIELD PARK, NJ                                        CUSIP 237622 10 5
OR NEW YORK, NY


THIS CERTIFIES THAT



IS THE RECORD HOLDER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         $.001 PAR VALUE PER SHARE, OF

                           DATA CRITICAL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS         the facsimile seal of the Corporation and the facsimile
signatures of its duly authorized officers.

Dated:

/s/ Michael E. Singer                                    /s/ Jeffrey S. Brown

CHIEF FINANCIAL OFFICER        [CORPORATE SEAL OF        PRESIDENT AND
AND ASSISTANT SECRETARY    DATA CRITICAL CORPORATION]    CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
         CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                      TRANSFER AGENT AND REGISTRAR

BY

                              AUTHORIZED SIGNATURE

                           DATA CRITICAL CORPORATION

  A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -- as tenants in common                  UNIF GIFT MIN ACT  -- ______________ Custodian ________________
TEN ENT   -- as tenants by the entireties                                    (Cust)                    (Minor)
JT TEN    -- as joint tenants with right                                 under Uniform Gifts to Minors
             of survivorship and not as                                  Act _____________________________________
             tenants in common                                                             (State)
                                                   UNIF TRF MIN ACT   -- ______________ Custodian (until age ____)
                                                                             (Cust)
                                                                         _________________ under Uniform Transfers
                                                                             (Minor)
                                                                         to Minors Act ___________________________
                                                                                                (State)

                  Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

                                X ______________________________________________

                                X ______________________________________________
                          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                  THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By_________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.